Exhibit 10.1

AMENDMENT NO. 1

TO

SPONSOR SUPPORT AGREEMENT

This AMENDMENT NO. 1 TO SPONSOR SUPPORT AGREEMENT (this “Amendment”) dated as of February 12, 2020, is made by and among Act II Global LLC, a Delaware limited liability company (together with its successors, the “Sponsor”), Act II Global Acquisition Corp., a Cayman Islands exempted company (“Act II”), Flavors Holdings Inc., a Delaware corporation (“Flavors Holdings”), MW Holdings I LLC, a Delaware limited liability company (“MW Holdings I”), MW Holdings III LLC, a Delaware limited liability company (“MW Holdings III”), and Mafco Foreign Holdings, Inc., a Delaware corporation (“Mafco Foreign Holdings” and together with Flavors Holdings, MW Holdings I and MW Holdings III, the “Sellers”). The Sponsor, Act II and the Sellers shall be referred to herein from time to time collectively as the “Parties.”

RECITALS

WHEREAS, Act II and the Sellers entered into a Purchase Agreement dated as of December 19, 2019 (as amended, supplemented, or modified, the “Purchase Agreement”);

WHEREAS, concurrently with the Purchase Agreement, the Parties entered into that certain Sponsor Support Agreement dated as of December 19, 2019 (the “Agreement”), whereby the Sponsor agreed to defer certain of its equity interests in Act II as of immediately following the Closing and agreed to certain covenants and agreements related to the transactions contemplated by the Purchase Agreement; and

WHEREAS, the Parties desire to amend the Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.            Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Agreement.

2.            Amendments to the Agreement. The Agreement is hereby amended or modified as follows:

(a)          Section 1.b is amended and restated in its entirety as follows:

“b.     The Sponsor is the record owner of all of the outstanding shares of Act II’s Class B ordinary shares (the “Founder Shares”) and 6,750,000 warrants to purchase shares of Act II’s Class A ordinary shares at a price of $11.50 per share (the “Founder Warrants”) as of the date hereof, which constitutes all of the equity securities in Act II held by the Sponsor and its Affiliates as of the date hereof. Immediately after the Closing, all of the Forfeited Securities (as defined herein) and Escrowed Sponsor Shares (as defined herein) will be owned of record by the Sponsor, and all of the other Founder Shares and Founder Warrants will be owned of record by the Sponsor, which Escrowed Sponsor Shares, other Founder Shares and Founder Warrants owned of record by the Sponsor will constitute all of the equity securities in Act II held by the Sponsor and its Affiliates as of immediately after the Closing. The Sponsor has, or will have as of the date hereof and immediately prior to the Closing, as applicable, valid, good and marketable title to such equity securities, free and clear of all Liens (other than Liens pursuant to this Agreement or any other agreement contemplated by the Purchase Agreement and transfer restrictions under applicable Law or under the Organizational Documents of Act II). Except for this Agreement, the Sponsor is not party to any option, warrant, purchase right, or other contract or commitment that could require the Sponsor to sell, transfer, or otherwise dispose of the Escrowed Sponsor Shares. Except as disclosed in Act II’s public filings with the U.S. Securities and Exchange Commission at least one day prior to the date hereof or as provided in this Agreement, the Purchase Agreement, the Investors Agreement, or the Organizational Documents of the Sponsor, the Sponsor is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of the Founder Shares or the Founder Warrants. Neither the Sponsor, nor any transferees of any equity securities of Act II initially held by the Sponsor, has asserted or perfected any rights to adjustment or other anti-dilution protections with respect to any equity securities of Act II (including the Founder Shares and the Founder Warrants) (whether in connection with the transactions contemplated by the Purchase Agreement or otherwise).”

(b)         Section 2 is amended and restated in its entirety as follows:

“2.     Escrowed Sponsor Shares; Sponsor Forfeiture.

a.       The Sponsor hereby agrees that, on or prior to the Closing Date, the Sponsor shall enter into an Escrow Agreement, as contemplated under the Purchase Agreement, pursuant to which the Sponsor shall deposit an aggregate of 2,000,000 Class A ordinary shares (which, for avoidance of doubt, will be converted at Closing from Founder Shares) (the “Escrowed Sponsor Shares”), to be held and distributed by the Escrow Agent on the terms and conditions set forth therein. Subject to the terms and conditions of this Agreement, the Sponsor unconditionally and irrevocably agrees to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Section 2 of this Agreement.

b.       The Sponsor hereby agrees that, immediately following the Closing, the Sponsor shall automatically be deemed to irrevocably transfer to Act II, surrender and forfeit for no consideration (i) 3,000,000 Founder Shares and (ii) 6,750,000 Founder Warrants (collectively, the “Forfeited Securities”) and that from and after such time, such Forfeited Securities shall be deemed to be cancelled and no longer outstanding. The Sponsor hereby acknowledges and agrees that the Sponsor will waive any right that it might otherwise have in connection with the Warrant Amendment to receive a cash payment with respect to the Founder Warrants subject to the Warrant Amendment and agrees that no such cash payment will be made to the Sponsor in respect of any such Founder Warrants.”

(c)          Section 5.a is amended by deleting the words “amendment included in the Purchaser Shareholder Proposals” and replacing in lieu thereof the words “amendments included in the Purchaser Shareholder Proposals or the Warrant Amendment.”

3.            Effect of the Amendment. Except as expressly provided in this Amendment, all of the terms and provisions of the Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. On and after the date hereof, each reference in the Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Agreement in any other agreements, documents, or instruments executed and delivered pursuant to or in connection with the Purchase Agreement or Ancillary Documents will mean and be a reference to the Agreement as amended by this Amendment.

4.            Miscellaneous.

(a)          This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

(b)          The headings in this Amendment are for reference only and shall not affect the interpretation of this Amendment.

(c)          This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail, or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be duly executed on its behalf as of the day and year first above written.

ACT II GLOBAL LLC

By:		/s/John Carroll
	Name:	John Carroll
	Title:	Managing Member

ACT II GLOBAL ACQUISITION CORP.

By:		/s/ Ira J. Lamel
	Name:	Ira J. Lamel
	Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Sponsor Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be duly executed on its behalf as of the day and year first above written.

FLAVORS HOLDINGS INC.

By:		/s/ Edward Mammone
	Name:	Edward Mammone
	Title:	Senior Vice President, Controller

MW HOLDINGS I LLC

By:	Flavors Holdings, Inc., its sole member

By:		/s/ Edward Mammone
	Name:	Edward Mammone
	Title:	Senior Vice President, Controller

MW HOLDINGS III LLC

By:	Flavors Holdings, Inc., its sole member

By:		/s/ Edward Mammone
	Name:	Edward Mammone
	Title:	Senior Vice President, Controller

MAFCO FOREIGN HOLDINGS, INC.

By:		/s/ Marji Gordon Brown
	Name:	Marji Gordon-Brown
	Title:	Associate Tax Counsel

[Signature Page to Amendment No. 1 to Sponsor Support Agreement]